Exhibit 10.24.8

Added Facilities:
[Apopka, Florida]
[Clermont, Florida]
[Morristown, Tennessee]
[Oak Ridge, Tennessee]
[Oviedo, Florida]

SEVENTH AMENDMENT TO AMENDED
AND RESTATED MASTER LEASE

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED ED MASTER LEASE (this "Amendment") is made and entered into as of October 2, 2006 (the "Effective Date"), by and among HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation ("HCP"), WESTMINSTER HCP, LLC, a Delaware limited liability company ("Westminster HCP"), TEXAS HCP HOLDING, L.P., a Delaware limited partnership ("Texas HCP"), and HCP AL OF FLORIDA, LLC, a Delaware limited liability company ("HCP AL") (HCP, Westminster HCP, Texas HCP, and HCP AL shall be referred to herein, collectively, as their interests may appear, as "Lessor"), on the one hand, and each of the Persons whose signatures are affixed hereto and who are identified on Appendix A attached hereto and incorporated herein by this reference (collectively, and jointly and severally, referred to herein as "Lessee"), on the other hand, with respect to the following:

RECITALS

A.            HCP, Westminster HCP, Texas HCP and HCP AL (collectively, as their interests may appear, "Current Lessor"), as "Lessor," and LHAL LLC, Cobbco Inc., Hillsborough LLC, Ocoee Inc., Port Orange Inc., Prince William Inc., Stafford LLC, Voorhees LLC, Westminster Inc., Pinellas LLC, Ocala West LLC, Cy-Fair LP, Friendswood LP, New Port Richey LLC, Lakeland LLC, St. Augustine LLC, Ocala East LLC, Venice LLC, Lakeland Hills LP, Irving LP, Chestnut Hill LLC, Summerville 9, Carrollwood LLC, Gainesville LLC and Fox Run LLC (each as described on Appendix A attached hereto) (collectively, and jointly and severally, "Current Lessee"), as "Lessee", are parties to that certain Amended and Restated Master Lease dated as of April 20, 2005 (the "Original Master Lease"), as amended by that certain First Amendment to Amended and Restated Master Lease dated as of September 1, 2005 (the "First Amendment"), that certain Second Amendment to Amended and Restated Master Lease dated effective as of December 22, 2005 (the "Second Amendment"), that certain Third Amendment to Amended and Restated Master Lease dated as of January 31, 2006 (the "Third Amendment"), that certain Fourth Amendment to Amended and Restated Master Lease and Consolidation and Restatement of Beckett Lake Facility Master Lease dated as of May 31, 2006 (the "Fourth Amendment"), that certain Fifth Amendment to Amended and Restated Master Lease dated as of June 1, 2006 (the "Fifth Amendment") and that certain Sixth Amendment to Amended and Restated Master Lease dated as of August 1, 2006 (the "Sixth Amendment," and together with the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Fifth Amendment the "Amendments"), covering the Leased Property of twenty-six (26) mixed skilled nursing and assisted living care Facilities located in California, Connecticut, Florida, Maryland, New Jersey, Ohio, Texas and Virginia. The Original Master Lease, as amended by the Amendments, shall hereinafter be referred to, collectively, as the "Master Lease." All capitalized terms used in this Amendment and not otherwise defined or modified herein shall have the meanings assigned to such terms in the Master Lease.

B.  Pursuant to the terms of that certain Guaranty of Obligations dated as of April 20, 2005 (as the same has been or may hereafter be amended or reaffirmed from time to time in writing, the "Guaranty"), made by Summerville Senior Living, Inc., a Delaware corporation ("Guarantor") in favor of Current Lessor, Guarantor guaranteed the obligations of Current Lessee under the Master Lease, all as more particularly described therein.

C.  HCP, as Buyer, and Guarantor, as Seller, have entered into to that certain Contract of Acquisition, dated as of October 1, 2006 (as the same may be amended or modified in accordance with the terms thereof, the "Group 10 Facilities Contract of Acquisition"), pursuant to which HCP is, subject to the provisions of Section 3 below, purchasing and acquiring from Guarantor (or pursuant to which Guarantor is causing to be transferred and conveyed to HCP (or an EAT, as defined and further provided for in Section 3 below) on and effective as of the Effective Date, the following:

(i)  the real property located in Apopka, Florida and more particularly described on Exhibit A-27 attached hereto, together with all improvements and fixtures thereon, related rights and certain Personal Property relating thereto (the "Apopka Facility");

(ii)  the real property located in Clermont, Florida and more particularly described on Exhibit A-28 attached hereto, together with all improvements and fixtures thereon, related rights and certain Personal Property relating thereto (the "Clermont Facility");

(iii)  the real property located in Morristown, Tennessee and more particularly described on Exhibit A-29 attached hereto, together with all improvements and fixtures thereon, related rights and certain Personal Property relating thereto (the "Morristown Facility");

(iv)  the real property located in Oak Ridge, Tennessee and more particularly described on Exhibit A-30 attached hereto, together with all improvements and fixtures thereon, related rights and certain Personal Property relating thereto (the "Oak Ridge Facility"); and

(v)        the real property located in Oviedo, Florida and more particularly described on Exhibit A-31 attached hereto, together with all improvements and fixtures thereon, related rights and certain Personal Property relating thereto (the "Oviedo Facility").

The Apopka Facility, the Clermont Facility, the Morristown Facility, the Oak Ridge Facility and Oviedo Facility are sometimes referred to herein, individually, as a "Group 10 Facility," and collectively, as the "Group 10 Facilities."

D.  Effective immediately upon the Effective Date and the Closing Date (as defined in the Group 10 Facilities Contract of Acquisition), Lessor desires to add to the Leased Property and lease to Lessee, and Lessee desires to lease from Lessor, the Group 10 Facilities, and each of them, upon the terms and conditions set forth in the Master Lease, as amended by this Amendment.

E.  Lessor and Lessee desire to enter into this Amendment to effectuate the matters set forth in the above Recitals, all as more particularly described herein.

AMENDMENT

NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1.           Leasing. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, the Leased Property of each of the Group 10 Facilities upon all of the terms and conditions set forth in the Master Lease, as amended by this Amendment. All references herein and in the Master Lease to a "Facility" or "Facilities" shall mean each Facility (as defined in the Master Lease) together with the Group 10 Facilities, and each of them.

2.           Joint and Several Liability of Lessee. From and after the Effective Date, Wekiwa Springs LLC, Oak Park LLC, Lookout Pointe LLC, Oak Ridge LLC and Oviedo LLC (each as defined on Appendix A attached hereto) shall (i) be jointly and severally liable for all of the obligations of the "Lessee" under the Master Lease, as hereby amended, and (ii) assume jointly and severally with Current Lessee, all obligations of "Lessee" arising under the Master Lease, as hereby amended, on, prior to or after the Effective Date.

3.           1031 Exchange. Lessee acknowledges that HCP may elect to consummatethe purchase of the Leased Property of one or more of the Group 10 Facilities as a reverse like-kind exchange within the meaning of Section 1031 of Code (the "Exchange"). If HCP so elects, HCP may enter into a Qualified Exchange Accommodation Agreement (the "QEAA") with an "Exchange Accommodation Titleholder" (an "EAT") as that term is defined in Internal Revenue Service Revenue Procedure 2000-37, 2000-40 I.R.B. 1 (September 15, 2000) for the purpose of effectuating such Exchange. In such event, Lessee acknowledges that an EAT, rather than HCP, shall take title to the Leased Property of such Group 10 Facility(ies) and shall lease the Leased Property of each such Group 10 Facility(ies) to HCP pursuant to a written lease (the "Exchange Lease"); provided, however, Lessor and Lessee acknowledge and agree that Lessee shall have no obligations under such Exchange Lease and Lessee's only duties, covenants, obligations and liabilities shall be those set forth in the Lease, as hereby amended, and in any other Transaction Documents to which Lessee is a party. Upon the completion or the termination of such Exchange (which shall occur no later than one hundred eighty (180) days after the Effective Date), HCP or an Affiliate of HCP may elect to either (a) acquire title to the Leased Property of such Group 10 Facility(ies), terminate the Exchange Lease and continue the Master Lease, as hereby amended, between and among Lessee, as "Lessee," and Lessor or certain Affiliates of Lessor, as "Lessor" (as their interests may appear) or (b) acquire the equity interests in such EAT, terminate the Exchange Lease and cause such EAT to join as a "Lessor" under the Master

Lease, as hereby amended, for the purposes of continuing the lease of the Leased Property of each such Group 10 Facility(ies) pursuant to the terms of the Master Lease, as hereby amended. In either such event, the termination of the Exchange Lease shall not result in a termination of the Master Lease, as hereby amended, with respect to any of the Group 10 Facilities, and in the event that HCP proceeds under clause (b) above, Lessee shall attorn to and recognize the EAT as a "Lessor" (as its interests may appear) under the Master Lease, as hereby amended. The provisions of this Section 3 shall be self-operative and no further instrument shall be required to effect the intent and purposes hereof; provided, however, at the request of HCP, at anytime following a termination of the Exchange Lease, Lessee shall execute and deliver to Lessor such written amendment to the Master Lease, as hereby amended, or other confirmation confirming the same.

4.         Modifications to Terms of the Master Lease. Effective as of the Effective Date, the Master Lease shall be amended and supplemented in the following particulars:

(a)          New Definitions. Except as otherwise expressly provided or unless the context otherwise requires, for all purposes of the Master Lease, as hereby amended, the terms defined in this Section 4(a) shall have the meanings assigned to them as provided below and shall be added to Article II of the Original Master Lease (as amended by the Amendments) to read, in their entireties, as follows:

"Aggregate Costs of the Fox Run Facility/Group 10 Facility Capital  Renovation Project(s): With respect to the Fox Run Facility and the Group 10 Facilities, the actual out-of-pocket costs actually incurred by Lessee pursuant to the provisions of the Master Lease, as hereby amended, in connection with the Fox Run Facility/Group 10 Facility Capital Facility Renovation Project(s) for such Facilities, including all costs of design, construction, installation and obtaining all governmental approvals and permits with respect to such Fox Run Facility/Group 10 Facility Capital Renovation Project(s) for such Facilities, the Fox Run Facility/Group 10 Facility Capital Renovation Site Review Fees for such Facilities and the Fox Run Facility/Group 10 Facility Capital Renovation Lessor Costs with respect to such Facilities."

"Apopka Facility: That certain Facility located in Apopka, Florida."

"Clermont Facility: That certain Facility located in Clermont, Florida."

"Fox Run Facility/Group 10 Facility Capital Renovation Project(s): With respect to the Fox Run Facility and the Group 10 Facilities, any capital refurbishment to any or all such Facilities, the scope, plans and specifications, and a detailed final cost budget of which is to be mutually agreed upon by Lessor and Lessee after the Effective Date."

"Fox Run Facility/Group 10 Facility Capital Renovation Project  Allowance: With respect to the Fox Run Facility and the Group 10 Facilities, a total aggregate allowance for the Fox Run Facility/Group 10 Facility Capital Renovation Project(s) equal to the lesser of (i) Eight Hundred Fifty Thousand and No/100 Dollars ($850,000.00), or (ii) the Aggregate Costs of the Fox Run Facility/Group 10 Facility

Capital Renovation Project(s) with respect to such Facilities. The Fox Run Facility/Group 10 Facility Capital Renovation Project Allowance shall be allocated to the Fox Run Facility/Group 10 Facility Capital Renovation Project(s) at the Fox Run Facility and each of the Group 10 Facilities as reasonably determined by Lessee. Lessee shall deliver to Lessor written confirmation of such allocation prior to Lessor's disbursement of the Fox Run Facility/Group 10 Facility Capital Renovation Project Allowance, or any portion thereof. Notwithstanding anything to the contrary in the Master Lease, as amended by this Amendment, the portion of the Fox Run Facility/Group 10 Facility Capital Renovation Project Allowance allocated to the Fox Run Facility and each Group 10 Facility shall not count towards the Annual Minimum Capital Project Amount with respect to each such Facility, and Lessee's expenditure and reimbursement, if any, of all or a portion of the Fox Run Facility/Group 10 Facility Capital Renovation Project Allowance shall be in addition to the Annual Minimum Capital Project Amount with respect to each such Facility."

"Fox Run Facility/Group 10 Facility Capital Renovation Project Allowance Lease Rate: A percentage equal to the greater of (a) the average of the ten-year U.S. Treasury Note rate published in the Wall Street Journal for each of the five (5) Business Days prior to that date which is two (2) Business Days prior to the Group 10 Facility Closing Date and quoting the rate as of that date which is two (2) Business Days prior to the Group 10 Facility Closing Date, plus Three and Thirty Hundredths Percent (3.30%) and (b) Eight and One-Half Percent (8.5%)."

"Fox Run Facility/Group 10 Facility Capital Renovation Site Review Fees: As defined in Section 5 of this Amendment."

"Group 10 Facilities Contract of Acquisition: As defined in Recital C of this Amendment."

"Group 10 Facility(ies): Each of those Facilities identified as a Group 10 Facility on Exhibit C attached hereto."

"Group 10 Facility Escalator: An amount equal to Three Percent (3.0%)."

"Group 10 Facility Partial Lease Year CPI Increase: For purposes of determining the Group 10 Facility Purchase Price, the percentage increase, if any, in (i) the Cost of Living Index published for the month which is two (2) months prior to the date of closing of Lessee's purchase of the Leased Property of the applicable GrOup 10 Facility, over (ii) the Cost of Living Index published for the month which is two (2) months prior to the commencement of the then current Lease Year in which such closing occurs."

"Group 10 Facility Purchase Price: With respect to each Group 10 Facility at any given time, the sum of:

(i)            the Allocated Initial Investment with respect to such Group 10 Facility, as increased each Lease Year from and after the applicable Restatement Date for such Facility by the greater of (A) the Fixed Adjustment Factor (cumulative and compounded) for such Facility (and, as also increased by the Fixed Adjustment Factor on the date of closing if Lessee's purchase of the Leased Property of such Facility occurs on any day other than the first (1st) day of a Lease Year with respect to such Facility) or (B) the applicable CPI Increase (cumulative and compounded) for such Facility commencing upon the expiration of the first (1st) Lease Year with respect to such Facility, and upon the expiration of each Lease Year thereafter with respect to such Facility (and, as also increased by the Group 10 Facility Partial Lease Year CPI Increase on the date of closing if Lessee's purchase of the Leased Property of such Facility occurs on any day other than the first (1st) day of a Lease Year with respect to such Facility); plus

(ii)            any Capital Addition Costs paid, funded or accrued by Lessor with respect to such Group 10 Facility, as increased from and after the date of each such payment, funding or accrual by Lessor of any such Capital Addition Costs by the greater of (A) the Fixed Adjustment Factor each Lease Year (cumulative and compounded) for such Facility (and, as also increased by the Fixed Adjustment Factor on the date of closing if Lessee's purchase of the Leased Property of such Facility occurs on any day other than the first (1st) day of a Lease Year with respect to such Facility) or (B) the applicable CPI Increase (cumulative and compounded) for such Facility commencing upon the expiration of the first (1st) Lease Year with respect to such Facility, and upon the expiration of each Lease Year thereafter with respect to such Facility (and, as also increased by the Group 10 Facility Partial Lease Year CPI Increase on the date of closing if Lessee's purchase of the Leased Property of such Facility occurs on any day other than the first (1St) day of a Lease Year with respect to such Facility).

For purposes of this definition of "Group 10 Facility Purchase Price," "Fixed Adjustment Factor" shall mean Three Percent (3%); provided, however, that if the closing of Lessee's purchase of the Leased Property of the applicable Group 10 Facility occurs on a date other than the first (1st) day of a Lease Year with respect to such Facility, then such "Fixed Adjustment Factor" as of the date of such closing shall mean Three Percent (3%) times a fraction, the numerator of which equals the number of days elapsed in the Lease Year in which such closing occurs, and the denominator of which is three hundred sixty (360)."

"Group 10 Facility Put Event Price: With respect to any Group 10 Facility at any given time, the sum of (i) the Minimum Repurchase Price for such Facility, plus  (ii) an amount which, upon the closing, equals an annually compounded return equal to the applicable Group 10 Facility Escalator per year on (A) the Allocated Initial Investment for such Facility accruing from and after the applicable Restatement Date for such Facility and (B) any Capital Addition Costs funded by Lessor for such Facility accruing from and after the date of funding; provided, however, that if the closing of Lessee's purchase of the Leased Property of the applicable Group 10 Facility occurs on a date other than the first (1st) day of a Lease Year with respect to such Facility, then for purposes of determining the annually compounded return applicable for the Lease Year in which such closing occurs, the Group 10 Facility Escalator shall be an amount equal to Three Percent (3.0%) times a fraction, the numerator of which equals the number of days elapsed in the Lease Year in which such closing occurs, and the denominator of which is three hundred sixty (360)."

"Morristown Facility: That certain Facility located in Morristown, Tennessee."

"Oak Ridge Facility: That certain Facility located in Oak Ridge, Tennessee."

"Oviedo Facility: That certain Facility located in Oviedo, Florida."

(b)           Supplemented Definitions. The following definitions appearing in Article II of the Original Master Lease (as amended by the Amendments) shall be supplemented as follows:

Annual Minimum Capital Project Amount: With respect to each Group 10 Facility, during each Lease Year with respect to such Group 10 Facility, the following amounts:

(i)        With respect to the Apopka Facility, $27,200.00;

(ii)  With respect to the Clermont Facility, $24,400.00;

(iii)  With respect to the Morristown Facility, $22,400.00;

(iv)  With respect to the Oak Ridge Facility, $30,400.00;

(v)   With respect to the Oviedo Facility, $26,400.00.

Notwithstanding the foregoing, Lessor and Lessee acknowledge that the initial Annual Minimum Capital Project Amount for each Group 10 Facility represents an amount equal to (A) the number of licensed units located at such Group 10 Facility times  (B) Four Hundred Dollars ($400.00). In the event that the number of licensed units for any Group 10 Facility is increased or decreased in accordance with the terms of the Master Lease, as hereby amended, the Annual Minimum Capital Project Amount for such Group 10 Facility shall be increased, or decreased, as applicable, by an amount equal to (1) the number of such licensed units increased or decreased at such Group 10 Facility times (2) Four Hundred Dollars ($400.00).

Annual Minimum Capital Project Amount Overage: With respect to each Group 10 Facility for any Lease Year, an amount equal to (a) the sum of (i) the Capital Project Costs incurred and paid by Lessee in funding Capital Projects for such Group 10 Facility in the immediately preceding two (2) Lease Years and for which Lessor has received paid invoices, receipts or other commercially reasonable evidence or supporting information as is customary to evidence such expenditures, verifying the cost and payment of funding such Capital Projects, and an Officer's Certificate certifying that the applicable item(s) of Capital Projects have been completed, less (ii) the amounts disbursed by Lessor to Lessee from any Replacement Reserve on account of such Capital Projects to such Group 10 Facility in accordance with the terms of Section 9.3.1 of the Master Lease, as hereby amended, in excess of (b) the Annual Minimum Capital Project Amount for such Group 10 Facility for such prior two (2) Lease Year period.

Capital Additions. With respect to the Fox Run Facility and each of the Group 10 Facilities, each applicable Fox Run Facility/Group 10 Facility Capital Renovation Project shall at all times be deemed a Capital Addition for purposes of the Master Lease, as hereby amended, for such Facility.

Capital Addition Costs. With respect to the Fox Run Facility and each of the Group 10 Facilities, each applicable portion of the Fox Run Facility/Group 10 Facility Capital Renovation Project Allowance allocated to each such Facility as provided for herein shall be treated for all purposes as Capital Addition Costs financed and paid for by Lessor under the Master Lease, as hereby amended, for such Facility.

Deed: With respect to each Group 10 Facility, "Deed" as defined in the Group 10 Facilities Contract of Acquisition.

Fair Market Rental: With respect to each Group 10 Facility, the definition of Fair Market Rental applicable to the Group 2 Facilities, the Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility, the Beckett Lake Facility, the Group 8 Facilities and the Fox Run Facility but in each instance relating to such Group 10 Facility.

Lease Year: With respect to each Group 10 Facility, the first Lease Year for such Group 10 Facility shall be the period commencing on the applicable Restatement Date with respect to such Group 10 Facility and ending August 31, 2007, and each subsequent Lease Year for any Group 10 Facility shall be each period of twelve (12) full calendar months after the last day of the prior Lease Year; provided, however, that the last Lease Year for each Group 10 Facility during the Term may be a period of less than twelve (12) full calendar months and shall end on the last day of the Term for such Facility.

Restatement Date: With respect to each Group 10 Facility, the Effective Date of this Amendment, which shall also be the commencement date of the Master Lease, as hereby amended, with respect to each such Group 10 Facility.

Transaction Documents: The meaning given to such term in the Original Master Lease (as amended by the Amendments), together with this Amendment and the Group 10 Facilities Contract of Acquisition.

(c)    Definition of Lessee. The definition of "Lessee" appearing in Article II of the Original Master Lease (as amended and restated pursuant to the Amendments) shall be further amended and restated to have the meaning given to such term in the preamble of this Amendment.

(d)    Amendment to Letter of Credit Amount. From and after the Effective Date hereof, the percentage "6.1%" appearing in the definition of "Letter of Credit Amount" in Article II of the Original Master Lease (as amended and restated pursuant to the Amendments) shall read "5.4%."

(e)    Leased Property; Term. The phrase "Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility, the Group 8 Facilities and the Fox Run Facility, the applicable Restatement Date" appearing in the last paragraph of Article I of the Original Master Lease (as amended by the Amendments) is hereby amended to read "Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility, the Group 8 Facilities, the Fox Run Facility and the Group 10 Facilities, the applicable Restatement Date."

(f)    Minimum Rent for the Group 10 Facilities. With respect to each Group 10 Facility:

(i)    Subject to the upward adjustments as provided in clause (ii) below, for the period from the Effective Date through the expiration of the first (1st) Lease Year with respect to such Group 10 Facility, Lessee shall pay to Lessor as monthly "Allocated Minimum Rent" for such Group 10 Facility at the times and in the manner provided in Section 3.1 of the Master Lease, as hereby amended, the amount allocated to and set forth or determined pursuant to the formula opposite such Group 10 Facility on Exhibit C to the Master Lease, as hereby amended. The first monthly payment of Allocated Minimum Rent for each such Group 10 Facility shall be payable on the Effective Date (prorated as to any partial calendar month at the beginning of the Term with respect to each such Facility).

(ii)    The Allocated Minimum Rent with respect to each Group 10 Facility shall be increased automatically upon the date of disbursement (if any) of the portion of the Fox Run Facility/Group 10 Facility Capital Renovation Project Allowance allocated to such Facility, to be equal to the sum of (1) the monthly Allocated Minimum Rent in effect immediately prior to such disbursement date, plus (2) that amount equal to one-twelfth (1/12th) of the product of (x) the portion of the Fox Run Facility/Group 10 Facility Capital Renovation Project Allowance allocated to such Facility, times (y) the Fox Run Facility/Group 10 Facility Capital Renovation Project Allowance Lease Rate. Such monthly Allocated Minimum Rent as so increased for such Facility shall remain in effect for the balance of the then current Lease Year with respect to such Facility. To the extent such increase does not occur on the first (1st) day of a calendar month, then such increase for the applicable month in which the same occurs shall be prorated for such month.

(iii)    Subject to upward adjustments as provided in clause (ii) above, commencing upon the expiration of the first (1st) Lease Year for each Group 10 Facility and upon the expiration of each Lease Year thereafter during the Fixed Term for such Group 10 Facility, the then current monthly Allocated Minimum Rent for such Group 10 Facility for such Lease Year shall be increased by an amount equal to the Group 10 Facility Escalator.

(iv)    For the first (1st) Lease Year of each Extended Term for each Group 10 Facility, if any, the monthly Allocated Minimum Rent for such Group 10 Facility shall be equal to the greater of (a) the then current monthly Fair Market Rental for such Facility and (b) the monthly Allocated Minimum Rent payable for such Group 10 Facility during the last Lease Year of the immediately preceding Term, as increased by the Group 10 Facility Escalator.

(v)    Commencing upon the expiration of the first (0) Lease Year of each Extended Term, if any, for each Group 10 Facility and upon the expiration of each Lease Year thereafter during such Extended Term, the then current monthly Allocated Minimum Rent for such Group 10 Facility shall be increased by an amount equal to the Group 10 Facility Escalator.

(vi)    The last paragraph of Section 3.1 of the Original Master Lease shall apply with respect to any adjustment of the Allocated Minimum Rent with respect to any Group 10 Facility pursuant to clauses (ii), (iii), and (iv) above.

(vii)    Lessee shall continue to pay all Minimum Rent with respect to the balance of the Facilities at the times, in the manner and in the amounts set forth in or determined by the Master Lease, as hereby amended.

(g)    Additional Increases in Minimum Rent for the Fox Run Facility. Notwithstanding anything to the contrary contained in the Master Lease, as hereby amended, including in Section 4(f) of the Sixth Amendment, the Allocated Minimum Rent with respect to the Fox Run Facility shall be increased automatically upon the date of disbursement (if any) of the portion of the Fox Run Facility/Group 10 Facility Capital Renovation Project Allowance allocated to such Facility, to be equal to the sum of (1) the monthly Allocated Minimum Rent in effect immediately prior to such disbursement date, plus (2) that amount equal to one-twelfth (1/12th) of the product of (x) the portion of the Fox Run Facility/Group 10 Facility Capital Renovation Project Allowance allocated to such Facility, times (y) the Fox Run Facility/Group 10 Facility Capital Renovation Project Allowance Lease Rate. Such monthly Allocated Minimum Rent as so increased for such Facility shall remain in effect for the balance of the then current Lease Year with respect to such Facility. To the extent such increase does not occur on the first (1st) day of a calendar month, then such increase for the applicable month in which the same occurs shall be prorated for such month. In addition, the provisions of Section 4(f)(i) and (ii) of the Sixth Amendment shall be subject to the upward adjustment set forth in this Section 4(g).

(h)           Fox Run Capital Renovation Project Allowance. Lessor and Lessee hereby agree that, notwithstanding anything to the contrary contained in the Master Lease, as hereby amended, including in Section 5 of the Sixth Amendment, Lessor and Lessee hereby acknowledge and agree that the Fox Run Facility/Group 10 Facility Capital Renovation Project Allowance shall replace, supersede and be in lieu of the Fox Run Capital Renovation Project Allowance. Accordingly, Section 5 of the Sixth Amendment is hereby deleted in its entirety each of the defined terms "Aggregate Costs of the Fox Run Facility Capital Renovations Project(s)," "Fox Run Facility Capital Renovation Project(s)," "Fox Run Facility Capital Renovation Project Allowance," "Fox Run Facility Capital Renovation Project Allowance Lease Rate," "Fox Run Facility Capital Renovation Site Review Fees" and "Fox Run Facility Renovation Lessor Costs," appearing in Section 4(a) of the Sixth Amendment shall be deleted in their entireties.

(i)    Condition of the Leased Property. The phrase "Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility, the Group 8 Facilities and the Fox Run Facility, the applicable Restatement Date" appearing in clause (ii) and in clause (b) of Section 7.1 of the Original Master Lease (as amended by the Amendments) is hereby amended to read "Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility, the Group 8 Facilities, the Fox Run Facility and the Group 10 Facilities, the applicable Restatement Date," in each instance.

(j)    Maintenance and Repair. The phrase "Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility, the Group 8 Facilities and the Fox Run Facility, the applicable Restatement Date" appearing in Section 9.1.1 of the Original Master Lease (as amended by the Amendments) is hereby amended to read "Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility, the Group 8 Facilities, the Fox Run Facility and the Group 10 Facilities, the applicable Restatement Date."

(k)    Capital Projects. The phrases "Group 3 Facilities, Group 4 Facilities, Group 5 Facilities, Chestnut Hill Facility, Beckett Lake Facility, Group 8 Facilities and Fox Run Facility" and "Group 3 Facility, Group 4 Facility, Group 5 Facility, Chestnut Hill Facility, Beckett Lake Facility, Group 8 Facilities or Fox Run Facility" appearing a number of times in Section 9.3 of the Original Master Lease (as amended by the Amendments) are hereby amended to read "Group 3 Facilities, Group 4 Facilities, Group 5 Facilities, Chestnut Hill Facility, Beckett Lake Facility, Group 8 Facilities, Fox Run Facility and Group 10 Facilities" and "Group 3 Facility, Group 4 Facility, Group 5 Facility, Chestnut Hill Facility, Beckett Lake Facility, Group 8 Facility, Fox Run Facility or Group 10 Facility" respectively, in each instance.

(1)            Liens. The phrase "Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility, the Group 8 Facilities and the Fox Run Facility, the applicable Restatement Date, with respect to such Group 3 Facility, Group 4 Facility, Group 5 Facility, Chestnut Hill Facility, Group 8 Facility and Fox Run Facility" appearing in Section 11.1 of the Original Master Lease (as amended by the Amendments) is hereby amended to read "Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility, the Group 8 Facilities, the Fox Run Facility and the Group 10 Facilities, the applicable Restatement Date, with respect to such Group 3 Facility, Group 4 Facility, Group 5 Facility, Chestnut Hill Facility, Group 8 Facility, Fox Run Facility and Group 10 Facility."

(m)           Casualty. For purposes of Section 14.2.1 and 14.2.2 of the Original Master Lease (as amended by the Amendments), the purchase price as provided therein with respect to any Group 10 Facility shall be the Group 10 Facility Purchase Price immediately prior to such damage or destruction.

(n)    Condemnation. For purposes of Section 15.1.4 of the Original Master Lease (as amended by the Amendments), Lessor shall be entitled to receive from any Award relating to any Group 10 Facility, subject to the rights of Facility Mortgagees, no less than the applicable Group 10 Facility Purchase Price immediately prior to the institution of the Condemnation.

(o)            Events of Default. The phrase "the Group 3 Facility Contract of Acquisition, the Group 4 Facilities Contract of Acquisition, the Group 5 Facilities Contract of Acquisition, the Chestnut Hill Facility Contract of Acquisition, the Beckett Lake Facility Contract of Acquisition, the Group 8 Facilities Contract of Acquisition and/or the Fox Run Facility Contract of Acquisition" appearing in each of Sections 16.1(a) and 16.1(k) of the Original Master Lease (as amended by the Amendments) is hereby replaced with the phrase "the Group 3 Facility Contract of Acquisition, the Group 4 Facilities Contract of Acquisition, the Group 5 Facilities Contract of Acquisition, the Chestnut Hill Facility Contract of Acquisition, the Beckett Lake Facility Contract of Acquisition, the Group 8 Facilities Contract of Acquisition, the Fox Run Facility Contract of Acquisition and/or the Group 10 Facilities Contract of Acquisition."

(p)            Lessee's Obligation to Purchase. For purposes of Section 16.5 of the Original Master Lease (as amended by the Amendments), the amount required to be paid by Lessee upon any exercise of Lessor's rights to require Lessee to purchase a Group 10 Facility following a Put Event pursuant to such Section shall be equal to the applicable Group 10 Facility Put Event Price for such Facility, plus, in any event, all Rent then due and payable (excluding the installment of Minimum Rent due on the purchase date) under the Master Lease, as hereby amended, with respect to such Group 10 Facility.

(q)    Quiet Enjoyment. The phrase "Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility, the Group 8 Facilities or the Fox Run Facility, the applicable Restatement Date" appearing in Section 32.1 of the Original Master Lease (as amended by the Amendments) is hereby amended to read "Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility, the Group 8 Facilities, the Fox Run Facility or the Group 10 Facilities, the applicable Restatement Date."

(r)     Lessee's Option to Purchase.

 (i)    Section 35.1.8 of the Original Master Lease (as amended by the Amendments) is hereby further amended to read, in its entirety, as follows:

"35.1.8    Group 10 Facilities. Provided no Event of Default has occurred and is continuing hereunder, Lessee shall have the option to purchase the Leased Property of all (but not less than all) of the Group 10 Facilities upon the expiration of the tenth (10th) Lease Year of the Group 10 Facilities, for an amount equal to the sum of the applicable Group 10 Facility Purchase Price for all of the Group 10 Facilities."

(ii)    A new Section 35.1.9 is added to the Original Master Lease to read, in its entirety, as follows:

"35.1.9    General. Lessee shall exercise the option(s) to purchase the Leased Property set forth in Sections 35.1.1, 35.1.2, 35.1.3, 35.1.4, 35.1.5, 35.1.6, 35.1.7 and/or 35.1.8 above, as applicable, by:

(i)  opening an escrow (the 'Escrow') with and by depositing either (a) cash or (b) a letter of credit from a financial institution and in form in each case acceptable to Lessor, the sum of Two and One-Half Percent (2.5%) of (1) with respect to the Group 1 Facility(ies), the Minimum Repurchase Price, (2) with respect to the Group 3 Facilities and Group 4 Facilities, the sum of (y) the Group 3 Facility Purchase Price for all of the Group 3 Facilities, plus (z) the Group 4 Facility Purchase Price for all of the Group 4 Facilities (as reasonably estimated by Lessor with respect to any Group 4 Facility for which the Group 4 Facility Purchase Price has not yet been determined), (3) with respect to the Group 5 Facilities, the Group 5 Facility Purchase Price for all of the Group 5 Facilities (as reasonably estimated by Lessor with respect to any Group 5 Facility for which the Group 5 Facility Purchase Price has not yet been determined), (4) with respect to the Chestnut Hill Facility, the Chestnut Hill Facility Purchase Price (as reasonably estimated by Lessor with respect to such Facility if the Chestnut Hill Facility Purchase Price has not yet been determined), (5) with respect to the Beckett Lake Facility, the Beckett Lake Facility Purchase Price, (6) with respect to the Group 8 Facilities, the Group 8 Facility Purchase Price for all of the Group 8 Facilities (as reasonably estimated by Lessor with respect to any Group 8 Facility for which the Group 8 Facility Purchase Price has not yet been determined), (7) with respect to the Fox Run Facility, the Fox Run Facility Purchase Price (as reasonably estimated by Lessor with respect to such Facility if the Fox Run Facility Purchase Price has not yet been determined), and (8) with respect to the Group 10 Facilities, the Group 10 Facility Purchase Price for all of the Group 10 Facilities (as reasonably estimated by Lessor with respect to any Group 10 Facility for which the Group 10 Facility Purchase Price has not yet been determined) (the 'Opening Deposit') and a copy of this Lease with a national title company reasonably acceptable to Lessor (`Escrow Holder') and giving written notice to Lessor of such deposit with Escrow Holder no earlier than fifteen (15) months and not less than twelve (12) months prior to the expiration of (A) with respect to the Group 1 Facility(ies), the Fixed Term or the Extended Term, as applicable, (B) with respect to the Group 3 Facilities and Group 4 Facilities, the tenth (10`11) Lease Year of the Group 4 Facilities, (C) with respect to the Group 5 Facilities, the tenth (10th) Lease Year of the Group 5 Facilities, (D) with respect to the Chestnut Hill Facility, the tenth (10111) Lease Year of the Chestnut Hill Facility, (E) with respect to the Beckett Lake Facility, the tenth (10th) Lease Year of the Beckett Lake Facility, (F) with respect to the Group 8 Facilities, the tenth (10th) Lease Year of the Group 8 Facilities, (G) with respect to the Fox Run Facility, the tenth (10th) Lease Year of the Fox Run Facility and (H) with respect to the Group 10 Facilities, the tenth (10th) Lease Year of the Group 10 Facilities; and

(ii)  delivering to Lessor concurrent with such notice a reaffirmation of the Guaranty executed by Guarantors stating, in substance, that Guarantors' obligations under the Guaranty shall extend to the purchase contract formed by Lessor and Lessee upon proper and timely exercise of such option. If Lessee shall not be entitled to exercise such option (e.g., by reason of an Event of Default) or shall be entitled to exercise the same but shall fail to do so within the time and in the manner herein provided, such option shall lapse and thereafter not be exercisable by Lessee. No failure by Lessor to notify Lessee of any defect in any attempted exercise of the foregoing option shall be deemed a waiver by Lessor of the right to insist upon Lessee's exercise of such option in strict accordance with the provisions hereof. In the event that Lessee shall properly and timely exercise such option, then such transaction shall be consummated on or within ten (10) days after the expiration of (a) with respect to the Group 1 Facility(ies), the Fixed Term or the Extended Term, as applicable, (b) with respect to the Group 3 Facilities and Group 4 Facilities, the tenth (10th) Lease Year of the Group 4 Facilities, (c) with respect to the Group 5 Facilities, the tenth (10th) Lease Year of the Group 5 Facilities, (d) with respect to the Chestnut Hill Facility, the tenth (10th) Lease Year of the Chestnut Hill Facility, (e) with respect to the Beckett Lake Facility, the tenth (10th) Lease Year of the Beckett Lake Facility, (f) with respect to the Group 8 Facilities, the tenth (10th) Lease Year of the Group 8 Facilities, (g) with respect to the Fox Run Facility, the tenth (10th) Lease Year of the Fox Run Facility and (h) with respect to the Group 10 Facilities, the tenth (10th) Lease Year of the Group 10 Facilities, but in all cases subject to any delays resulting from (1) a cause described in Section 45.1.16 below or (2) Lessor's breach of its obligations set forth in this Section 35 (the 'Outside Closing Date')."

(s)            Exhibits and Schedules.

(i)    Supplements to Exhibit A. Exhibits A-27 through A-31

attached hereto are hereby appended to and shall become part of Exhibit A to the Master Lease.

(ii)   Replacement of Exhibit C and Schedule 7.4.1. Exhibit C and Schedule 7.4.1 to the Original Master Lease (as amended by the Amendments) are hereby further amended and replaced, in their entirety, with Exhibit C and Schedule 7.4.1  attached hereto, respectively.

5.      Fox Run Facility/Group 10 Facility Capital Renovation Projects

(a)  Lessor shall provide to Lessee the Fox Run Facility/Group 10 Facility Capital Renovation Project Allowance as provided for herein in accordance with and subject to the provisions of this Section 5.

(b)  Without limiting the conditions set forth in clauses (c) through (e) below, Lessor's obligation to provide to Lessee any portion or all of the Fox Run Facility/Group 10 Facility Capital Renovation Project Allowance allocated to the Fox Run Facility or any Group 10 Facility as provided for herein is subject to, and conditioned upon, Lessor and Lessee reasonably agreeing upon the scope, plans and specifications, and a detailed final cost budget (as described in clause (c) below) with respect to the Fox Run Facility/Group 10 Facility Capital Renovation Project(s) for the Fox Run Facility and the Group 10 Facilities following the Effective Date.

(c)  Prior to commencing any work relating to the Fox Run Facility/Group 10 Facility Capital Renovation Project(s) for the Fox Run Facility or any Group 10 Facility, Lessee shall provide Lessor with the following, each of which shall be subject to Lessor's reasonable approval: (i) detailed plans and specifications for the work to be performed in connection with such Fox Run Facility/Group 10 Facility Capital Renovation Project(s) for such Facility, (ii) a detailed final budget to be prepared by or for Lessee, which budget shall also provide a detailed cost breakdown of all construction costs, (iii) any other detailed budget information as Lessor may reasonably request and approve from Lessee; (iv) copies of all building permits and other authorizations from any applicable governmental authorities with jurisdiction required in connection with such Fox Run Facility/Group 10 Facility Capital Renovation Project(s) for such Facility; and (v) evidence that Lessee has filed, recorded or posted a notice of non-responsibility in favor of Lessor. Lessee covenants and agrees that from and after commencement of construction and/or performance of such Fox Run Facility/Group 10 Facility Capital Renovation Project(s), Lessee shall diligently prosecute the same to completion in accordance with the terms of the Master Lease, as hereby amended, and this Section 5 and satisfy all Disbursement Conditions (as defined below) with respect thereto on or before September 30, 2007 (the "Outside Date").

(d)  The budget described in subsection (c) above shall include, and Lessee shall be responsible for paying to Lessor, (i) an amount equal to $1,650.00 for each site visit per Facility for each of the Fox Run Facility and the Group 10 Facilities, but in no event more than one (1) visit (except in the event Lessor reasonably determines that more visits are necessary) per each such Facility, made by Lessor for the purpose of inspecting such Fox Run Facility/Group 10 Facility Capital Renovation Project(s) work with respect to such Facility (collectively, the "Fox Run Facility/Group 10 Facility Capital Renovation Site Review Fees") and (ii) all legal fees, expenses and disbursements incurred by Lessor in connection with the review of diligence materials, documents and other information relating to the Fox Run Facility/Group 10 Facility Capital Renovation Project(s) for such Facility, including engineering fees, accountants and other professional fees (collectively, the "Fox Run Facility/Group 10 Facility Capital Renovation Lessor Costs"). The Fox Run Facility/Group 10 Facility Capital Renovation Site Review Fees with respect to the Fox Run Facility and each of the Group 10 Facilities and Fox Run Facility/Group 10 Facility Capital Renovation Lessor Costs with respect to the Fox Run Facility and each of the Group 10 Facilities shall be deducted from the portion of the Fox Run Facility/Group 10 Facility Capital Renovation Project Allowance allocated to such Facility prior to disbursement of any portion thereof to Lessee as provided in Section 5(e) hereof, but for all purposes of the Master Lease, as hereby amended, shall be deemed part of the portion of the Fox Run Facility/Group 10 Facility Capital Renovation Project Allowance for such Facility disbursed by Lessor and allocated to each such Facility as provided for herein.

(e)             The Fox Run Facility/Group 10 Facility Capital Renovation ProjectAllowance (less accrued Fox Run Facility/Group 10 Facility Capital Renovation Site Review Fees and the Fox Run Facility/Group 10 Facility Capital Renovation Lessor Costs, in each case applicable thereto) allocated to the Fox Run Facility and each of the Group 10 Facilities as provided herein shall be disbursed to Lessee within fifteen (15) days after the last to occur of (the "Disbursement Conditions"): (i) delivery by Lessee to Lessor of evidence satisfactory to Lessor as to the Aggregate Costs of the Fox Run Facility/Group 10 Facility Capital Renovation Project(s) for such Facility; (ii) completion of all work relating to such Fox Run Facility/Group 10 Facility Capital Renovation Project(s) for such Facility in accordance with the approved plans and specifications therefor, including all punch-list items; (iii) delivery by Lessee to Lessor of (A) a copy of all building permits and/or other authorizations from any applicable governmental authorities with jurisdiction, (B) if applicable, a copy of the certificate of occupancy (or local equivalent) and (C) if applicable, a copy of a notice of completion showing thereon the recording stamp of the County recorder, in each case with respect to such Fox Run Facility/Group 10 Facility Capital Renovation Project(s) for such Facility; and (iv) delivery by Lessee to Lessor of evidence reasonably satisfactory to Lessor that all of the work performed by Lessee has been paid in full and that no claim of any mechanic or materialman may become a lien on the Leased Property of such Facility, or any portion thereof, including delivery to Lessor of unconditional lien releases executed by all contractors, subcontractors and suppliers performing work or supplying materials in connection with such Fox Run Facility/Group 10 Facility Capital Renovation Project(s) for such Facility. In no event shall Lessee be entitled to disbursement of all or any portion of the Fox Run Facility/Group 10 Facility Capital Renovation Project Allowance allocated to such Facility unless and to the extent that Lessee has satisfied the Disbursement Conditions on or prior to the Outside Date. In the event that Lessee is not entitled to disbursement of the Fox Run Facility/Group 10 Facility Capital Renovation Project Allowance, Lessee shall promptly pay to Lessor, as an Additional Charge, all accrued and unpaid Fox Run Facility/Group 10 Facility Capital Renovation Site Review Fees and Fox Run Facility/Group 10 Facility Capital Renovation Lessor Costs within fifteen (15) days after Lessor's written request therefor.

6.            Covenant of Lessee With Respect to the Health Care Licenses. Without in any way diminishing or limiting any of the duties, covenants, and obligations of Lessee under the Master Lease, as hereby amended, and notwithstanding anything to the contrary in the Master Lease, as hereby amended, or any of the other Transaction Documents, including the Group 10 Facilities Contract of Acquisition, Lessee hereby covenants and agrees that, not later than sixty (60) days after the Effective Date, hereof, Lessee shall obtain from the applicable Government Authority (as defined in the Group 10 Facilities Contract of Acquisition) and deliver to Lessor a validly-issued license to operate each Group 10 Facility for its Primary Intended Use and for all other uses (if any) contemplated under the Master Lease in conformance with all Governmental Requirements (as defined in the Group 10 Facilities Contract of Acquisition). Notwithstanding anything to the contrary in the Master Lease, as hereby amended, or any of the other Transaction Documents, including the Group 10 Facilities Contract of Acquisition, a failure by Lessee to fulfill its obligations under this Section 6 of this Amendment shall constitute an Event of Default and a Put Event with respect to each Group 10 Facility under the Master Lease, as hereby amended.

7.              Covenant of Lessee With Respect to Parking Requirements. Lessor and Lessee acknowledge and agree that, as of the Effective Date, the Oak Ridge Facility and Oviedo Facility may not be in compliance with certain applicable Legal Requirements relating to parking, as more fully described on Appendix B attached hereto. Without in any way diminishing or limiting any of the duties, covenants, and obligations of Lessee under the Master Lease, as hereby amended, and notwithstanding anything to the contrary in the Master Lease, as hereby amended, or any of the other Transaction Documents, including the Group 10 Facilities Contract of Acquisition, Lessee hereby covenants and agrees that, not later than seventy-five (75) days after the Effective Date, Lessee shall take any and all measures necessary to address the deficiencies identified on Appendix B attached hereto and to otherwise bring each of the Oviedo Facility and the Oak Ridge Facility into compliance with all applicable parking requirements, which such measures shall include, but not necessarily be limited to, re-striping and/or reconfiguring existing parking spaces located at the Oak Ridge Facility and the Oviedo Facility to accommodate additional parking spaces at such Facilities.

8.              Representations and Warranties of Lessee. As of the Effective Date hereof, each Lessee represents and warrants to the Lessor as follows:

(a)  Lessee is duly organized and validly existing under the laws of its state of organization/formation, is qualified to do business and in good standing in the State and has full power, authority and legal right to execute and deliver this Amendment and to perform and observe the provisions of this Amendment to be observed and/or performed by Lessee.

(b)  This Amendment has been duly authorized, executed and delivered by Lessee, and constitutes and will constitute the valid and binding obligations of Lessee enforceable against Lessee in accordance with its terms, except as such enforceability may be limited by creditors rights, laws and general principles of equity.

(c)  Lessee is solvent, has timely and accurately filed all tax returns required to be filed by Lessee, and is not in default in the payment of any taxes levied or assessed against Lessee or any of its assets, or subject to any judgment, order, decree, rule or regulation of any governmental authority which would, in each case or in the aggregate, adversely affect Lessee's condition, financial or otherwise, or Lessee's prospects or the Leased Property.

(d)  No consent, approval or other authorization of, or registration, declaration or filing with, any governmental authority is required for the due execution and delivery of this Amendment, or for the performance by or the validity or enforceability of this Amendment against Lessee.

(e)            The execution and delivery of this Amendment and compliance with the provisions hereof will not result in (i) a breach or violation of (A) any Legal Requirement applicable to Lessee or any Facility now in effect; (B) the organizational or charter documents of such party; (C) any judgment, order or decree of any governmental authority binding upon Lessee; or (D) any agreement or instrument to which Lessee is a counterparty or by which it is bound; or (ii) the acceleration of any obligation of Lessee.

9.              Financing Statement Amendments. Lessee hereby authorizes Lessor to file such financing statement amendments and other documents as may be necessary or desirable to perfect or continue the perfection of Lessor's security interest in the Collateral (including the Collateral relating to the Group 10 Facilities).

10.                Reaffirmation of Master Lease and Treatment Thereof. Lessor and Lessee hereby acknowledge, agree and reaffirm that (a) except as otherwise expressly provided in the Master Lease, as hereby amended, the Master Lease, as hereby amended, is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement, and (b) the Master Lease, as hereby amended, shall be treated as an operating lease for all purposes and not as a synthetic lease, financing lease or loan, and Lessor shall be entitled to all of the benefits of ownership of the Leased Property, including depreciation for all federal, state and land tax purposes.

11.             Full Force and Effect; Counterparts; Facsimile Signatures. Except as hereby amended, the Master Lease shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument. Telecopied signatures may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures of the telecopied document.

12.             Transfer Consideration. Lessor and Lessee acknowledge that (a) the Transfer Consideration Facilities currently consist of the Group 1 Facilities and the Group 2 Facilities only, (b) the Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility, the Beckett Lake Facility, the Group 8 Facilities, the Fox Run Facility and the Group 10 Facilities are not deemed Transfer Consideration Facilities, and (c) Lessee shall have no obligation to pay Transfer Consideration in connection with any Transfer relating to such Group 3 Facilities, Group 4 Facilities, Group 5 Facilities, Chestnut Hill Facility, Beckett Lake Facility, Group 8 Facilities, Fox Run Facility or Group 10 Facilities.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

LESSOR:	HEALTH CARE PROPERTY INVESTORS, INC.,
a Maryland corporation

	By:	/s/ Thomas D. Kirby
	Its:	SVP

WITNESSES

/s/ Sandra Burg
(signature)
	Name:	Sandra Burg
(print)

/s/ Eric Stambol
(signature)
	Name:	Eric Stambol
(print)

WESTMINSTER HCP, LLC,
a Delaware limited liability company

	By:	HCPI/Tennessee, LLC,
a Delaware limited liability company,
its Sole Member

	By:	Health Care Property Investors, Inc.,
a Maryland corporation,
its Managing Member

	By:	/s/ Thomas D. Kirby
	Its:	SVP

WITNESSES

/s/ Sandra Burg
(signature)
	Name:	Sandra Burg
(print)

/s/ Eric Stambol
(signature)
	Name:	Eric Stambol
(print)

LESSOR (Continued):	TEXAS HCP HOLDING, L.P.,
a Delaware limited partnership

	By:	Texas HCP G.P., Inc.,
a Delaware corporation

	By:	/s/ Thomas D. Kirby
	Its:	SVP

WITNESSES

/s/ Sandra Burg
(signature)
	Name:	Sandra Burg
(print)

Eric Stambol
(signature)
	Name:	Eric Stambol
(print)

HCP AL OF FLORIDA, LLC,
a Delaware limited liability company

	By:	Health Care Property Investors, Inc.,
a Maryland corporation,
its Managing Member

	By:	/s/ Thomas D. Kirby
	Its:	SVP

WITNESSES

/s/ Sandra Burg
(signature)
	Name:	Sandra Burg
(print)

/s/ Eric Stambol
(signature)
	Name:	Eric Stambol
(print)

LESSEE:	LH ASSISTED LIVING, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT COBBCO, INC.,
a California corporation

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT HILLSBOROUGH, L.L.C.,
a New Jersey limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT OCOEE, INC.,
a Delaware corporation

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT PORT ORANGE, INC.,
a Delaware corporation

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT PRINCE WILLIAM, INC.,
a Delaware corporation

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT STAFFORD, L.L.C.,
a New Jersey limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT VOORHEES, L.L.C.,
a New Jersey limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT WESTMINSTER, INC.,
a Maryland corporation

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT PINELLAS PARK, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT OCALA WEST, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT CY-FAIR ASSOCIATES, L.P.,
a Delaware limited partnership

	By:	Summerville at CY-Fair, LLC,
a Delaware limited liability company,
Its General Partner

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT FRIENDS WOOD
ASSOCIATES, L.P., a Delaware limited partnership

	By:	Summerville at Friendswood, LLC,
a Delaware limited liability company,
Its General Partner

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT NEW PORT RICHEY, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT LAKELAND, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT ST. AUGUSTINE LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT OCALA EAST, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT VENICE, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT LAKELAND HILLS
ASSOCIATES, L.P.,
a Delaware limited partnership

	By:	Summerville at Lakeland Hills, LLC,
a Delaware limited liability company,
Its General Partner

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT IRVING ASSOCIATES, L.P.,
a Delaware limited partnership

	By:	Summerville at Irving, LLC,
a Delaware limited liability company,
Its General Partner

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT CHESTNUT HILL, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE 9, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT CARROLL WOOD,
LLC, a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT GAINESVILLE, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT FOX RUN, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT WEKIWA SPRINGS, LLC,
a Delaware limited liability company

By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT OAK PARK LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

THE TERRACE AT LOOKOUT POINTE LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

LESSEE (Continued):	THE ESTATES OF OAK RIDGE LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

SUMMERVILLE AT OVIEDO LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
	Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
	Name:	Melanie Werdel
(print)

CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTOR

The undersigned Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Amendment and (iii) agrees that (A) its obligations under the Guaranty shall extend to Lessee's duties, covenants and obligations pursuant to the Master Lease, as hereby amended, and (B) the Guaranty as hereby reaffirmed and extended shall be for the benefit of each party comprising Lessor under the Master Lease, as hereby amended.

SUMMERVILLE SENIOR LIVING, INC.,
a Delaware corporation

By:	/s/ Granger Cobb
Granger Cobb, President

WITNESSES

/s/ Carol Phillips
(signature)
Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
Name:	Melanie Werdel
(print)